Interest-bearing loans and borrowings	12 Months Ended
Dec. 31, 2019
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Interest-bearing loans and borrowings
19. Interest-bearing loans and borrowings

	Year ended December 31
	2018	2019
Convertible loan notes (“Novartis Notes”)	2,039	—
Bank loan	19,446	20,512

At December 31	21,485	20,512

Current	6,838	15,139
Non-current	14,647	5,373

19.1 Convertible loan notes (“Novartis Notes”)
On June 21, 2019, Novartis converted the remaining balance of principal and interest of £2.4 million of convertible loan notes into 1,071,042 ordinary shares at a fixed conversion price of £2.21 per share.
This has been recorded as a reduction in interest bearing loans and borrowings of £2.0 million and a reduction in other capital reserves of £0.3 million. Under the terms of the arrangement, Novartis also received 864,988 bonus shares
 (for full consideration).
There are no convertible loan notes outstanding as at December 31, 2019.
As at December 31, 2018, the carrying value of the convertible loan notes was £2.0 million. The value of the debt component of the convertible loan notes on the date of issuance of the instrument was £2.9 million. Cash flows attached to the convertible loan note up to the date of maturity were calculated and discounted at an appropriate venture debt rate of 10%. The value of the equity component of the instrument as at December 31, 2018 was £0.3 million.
19.2 Bank loan
The bank loan has a principal amount of £20.5 million and will mature on March 1, 2021, unless extended on reaching certain milestones. The terms of the bank loan required interest-only payments up until April 30, 2019, and thereafter payments of interest and principle in 23 equal monthly instalments through maturity. The bank loan bears interest at an annual fixed rate of 8.5% and is secured by substantially all of the Group’s assets, including intellectual property rights owned or controlled by the Group.
On April 23, 2019, the Group agreed an amendment to the terms of its bank loan with its lenders. The new terms extended the interest-only period through to December 31, 2019 followed by a
15-month
capital and interest repayment period. The Group has undertaken an assessment believes that the change in terms should not be accounted for as a modification, but instead as a change in expected cash flows. The cash flows under the bank loan were revised from May 1, 2019.
Management estimated the revised carrying value of the loan on May 1, 2019 to be £19.9 million by discounting the revised cash flows at the original discount rate of 18%. The difference between the previous and revised carrying value of the loan on May 1, 2019 was £0.5 million. The gain as a result of the changes in estimated cash flows is recognized as a true-up
in total finance cost (i.e. together with interest expense). Following the re-estimation,
the financial liability continues to be accounted for at amortized cost using the original effective interest rate.
On May 3, 2019, under the terms of the loan agreement, the Company issued 321,444 additional warrants (Note 21)

to its lenders giving them the right to subscribe for ordinary shares at an exercise price of £2.95. The fair value of the additional warrants on their grant date was £0.1 million.
A total of £1.5 million (2018: £0.8 million) of
non-cash
interest has been charged to the consolidated statement of comprehensive loss in the year.
The fair value of the bank loan is not materially different from the carrying amount, since the interest payable on the borrowings is reflective of market rates following the most recent amendment to the bank loan on May 1, 2019. In the prior year, the bank loan was modified and a modification loss of £0.7 million was recognized on the consolidated statement of comprehensive loss on the date of modification.
 This balance has been reclassified from administrative expenses to finance charges within the statement of comprehensive loss.